EXHIBIT 24

                   DIRECTORS AND OFFICERS OF NSC CORPORATION
                           ANNUAL REPORT ON FORM 10-K
                               POWER OF ATTORNEY


The undersigned directors and officers of NSC Corporation, a Delaware corporation (the Company"), do hereby make, constitute and appoint Victor J. Barnhart, Efstathios A. Kouninis and Robert Gilker, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended December 31, 1997 and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute.


This power of attorney may be executed in counterpart.

IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 25th day of March 1998.


/s/  VICTOR J. BARNHART                            /s/  EUGENE L. BARNETT
Victor J. Barnhart, Chairman of the Board          Eugene L. Barnett, Director
and Chief Executive Officer (Principal
Executive Officer)                                 /s/  PAMELA K. M. BEALL
                                                   Pamela K. M. Beall, Director
/s/  DARRYL G. SCHIMECK
Darryl G. Schimeck, President and Chief            /s/  ROBERT J. BLACKWELL
Operating Officer                                  Robert J. Blackwell, Director

/s/  EFSTATHIOS A. KOUNINIS                        /s/  HERBERT A. GETZ
Efstathios A. Kouninis, Vice President of          Herbert A. Getz, Director
Finance, Corporate Controller, Treasurer and
Secretary (Principal Accounting  Officer)          /s/  WILLIAM P. HULLIGAN
                                                   William P. Hulligan, Director

/s/  WILLIAM M. R. MAPEL
William M. R. Mapel, Director

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